Exhibit 99.1

Management Presentation January 2005

Forward Looking Statements Statements in this presentation which are not statements of historical fact are "forward-looking statements" within the "safe harbor"' provision of the Private Securities Litigation Reform Act of 1995. These forward- looking statements are based on the information available to, and the expectations and assumptions deemed reasonable by, PHH Corporation at the time this presentation was made. Although PHH Corporation believes that the assumptions underlying such statements are reasonable, it can give no assurance that they will be attained. Factors that could cause actual results to differ materially from expectations include the risks detailed under the section "Risk Factors" in the Company's January 2005 Information Statement. Important definitions and reconciliations can be found in the glossary of this presentation.

Spin-off Summary Issuer: Ticker / Exchange: Distribution Ratio: Pro Forma Shares Outstanding: Record Date: Distribution Date: "Regular Way" Trading Begins: Expected PHH Dividend: PHH Corporation PHH / NYSE 1 share PHH: 20 shares Cendant 52.6 million January 19, 2005 January 31, 2005 February 1, 2005 None Note: All financial results in the presentation are "pro forma" as described under "Unaudited Pro Forma Financial Information" in PHH's Information Statement dated January 6, 2005.

Senior Management Team Terry Edwards President and Chief Executive Officer Neil Cashen Executive Vice President and Chief Financial Officer George Kilroy President and Chief Executive Officer - Fleet Management Joseph Suter President and Chief Executive Officer - Mortgage Services

Terry Edwards President and Chief Executive Officer

Who We Are Leading outsource provider of mortgage and vehicle fleet management services Sixth largest retail originator of residential mortgages in U.S. Second largest fleet management provider in U.S. and Canada 58-year operating history - innovator in industry Publicly traded on NYSE, 1978 - 1997 Powerful platform and positioning for mortgage originations Clients include Cendant Real Estate Brands and leading financial institutions in mortgage segment and nearly one-third of Fortune 500 in fleet management segment 2004E key statistics: $2.4 billion pro forma revenue $53 billion mortgage loan originations Over 317,000 fleet vehicles leased

Investment Highlights Focused outsourcing business model Complementary business segments Significant growth opportunities Proven credit underwriting and asset quality Experienced and motivated management team

Investment Highlights Focused outsourcing business model Complementary business segments Significant growth opportunities Proven credit underwriting and asset quality Experienced and motivated management team

Focus on Providing Outsourced Services for Leading Companies Real Estate Brokerage Financial Institutions Relocation Toyota Fortune 500 Truck Clients National Fleets Mortgage Services Fleet Management

Limited scale in operations Concentration risk negatively impacts funding Limited number of products and services Limited access to volume discounts with key vendors and counterparties Significant hedging and risk management costs Significant scale benefits Diversified portfolio positively impacts funding Broad and growing array of products and services Preferred pricing with key vendors and counterparties Sophisticated, dedicated hedging and risk management resources Compelling Outsourcing Benefits In-House PHH

Investment Highlights Focused outsourcing business model Complementary business segments Significant growth opportunities Proven credit underwriting and asset quality Experienced and motivated management team

Outsource Provider of Mortgage Services Complementary Outsource Business Models Growth-oriented business Comprehensive hedging strategy Fee-based services Long-standing relationships with corporate partners Technology provides competitive advantage Scalable platform Strong credit / asset quality Experienced management Stable, predictable cash flow Vehicle depreciation reduces taxable income Outsource Provider of Fleet Management Services

Differentiated Mortgage Origination Strategy Channels Platforms NRT Private Label East 41 54 5 Financial Institutions 54% Real Estate Brokerages 41% Relocation 5% Face-to-Face Commodity Phone East 25 15 60 Field Sales Representatives 25% Closed Loan Purchases 15% 2004E Loan Originations: $53 billion Teleservices (Phone In, Move In) 60% Harnessing Clients' Brands Meeting Consumers' Needs

Expanding PHH Mortgage Market Share in Growing Purchase Market Year Refinancing PHH Purchase PHH Market Share Total Purchase Market 1990 1.11 0.0032 345 1991 1.56 0.004 390 1992 2.09 0.0047 440 1993 2.7 0.0056 485 1994 6.38 0.0127 500 1995 4.43 0.0088 504 1996 6.12 0.0113 539 1997 8.66 0.0142 610 1998 15.35 0.0211 727 1999 19.18 0.024 797 2000 20.25 0.0247 821 2001 25.11 0.0285 882 2002 28.69 0.0285 1006 2003 31.92 0.027 1184 Sources: Fannie Mae and PHH ($ in billions)

Strategic Relationship with Cendant PHH Mortgage will be exclusive recommended provider to Cendant's owned real estate operations Cendant is the largest owner/franchiser of real estate brokerage services in the U.S. Involved in approximately 25% of all residential real estate transactions Mortgage venture owned 50.1%/49.9% by PHH and Cendant will originate loans sourced through NRT and Cendant Mobility PHH Mortgage exclusively endorsed to Cendant franchisees Note: Mortgage Venture is not expected to be fully operational until mid 2005.

Fleet Management's Leadership Position Pioneered fleet management industry in 1946 #2 provider in U.S. and Canada Integrated solutions provider with significant scale Over 317,000 vehicles leased Approximately 303,000 additional vehicles serviced under fuel, maintenance, accident and/or similar management arrangements Limited asset risk Open-end leases (98% of total) - residual risk borne by clients Superior client retention

Diversified Fleet Management Revenue Streams Purchase/Disposition - Maintenance Financing - Accident Management Asset Management Fee - Fuel Focused on providing integrated fleet management solutions Client relationships becoming highly consultative + Asset-Based Services Fee-Based Services

Investment Highlights Focused outsourcing business model Complementary business segments Significant growth opportunities Proven credit underwriting and asset quality Experienced and motivated management team

Mortgage Services Growth Opportunities New products and services MyChoice1 Home Equity Lines of Credit (HELOC) Deployment of proprietary technology at client point-of-sale New outsourcing clients Significant client growth following downturns historically Pipeline building 1 Offers customers the option to choose to obtain mortgages via teleservices, field representatives or the Internet.

Major Clients Outsourcing to PHH Mortgage Industry Purchase Volume Industry Refinance Volume Purchase 1990 345 113 458 1991 390 173 562 1992 440 454 894 1993 485 534 1020 1994 500 268 769 1995 504 136 639 1996 539 246 785 1997 610 249 859 1998 727 727 1454 1999 797 521 1318 2000 821 225 1046 2001 882 1145 2027 2002 1006 1607 2614 2003 1184 2648 3832 2004E1 1332 1404 2736 2005E1 1298 848 2146 2006E1 1358 426 1784 First Interstate Wells Fargo 1993-1995 Down Cycle Mellon Bank US Bank Merrill Lynch Fleet PNC 1998-2000 Down Cycle ($ in billions) 1 Source: Mortgage Bankers Association, as of December 20, 2004

Fleet Management Growth Opportunities Continued focus on signing large fleet customers National Fleet segment (75-500 vehicles) Less penetrated segment New products and services for truck fleets Growing segment New strategic partnerships

Investment Highlights Focused outsourcing business model Complementary business segments Significant growth opportunities Proven credit underwriting and asset quality Experienced and motivated management team

Open-end leases Fortune 1000 client base Annual write-offs less than 6 basis points historically Assets match-funded, primarily in on-balance-sheet securitization trusts Mortgage Services Proven Credit Underwriting and Asset Quality Centralized automated underwriting Separation of duties between sales and credit Highly liquid mortgage loans Strong default management Prepayment speeds consistently slower than those of major competitors Fleet Management

Investment Highlights Focused outsourcing business model Complementary business segments Significant growth opportunities Proven credit underwriting and asset quality Experienced and motivated management team

Senior Management has Significant Industry Experience and Tenure Years Executive with PHH Current / Prior Experiences Terry Edwards 25 years President and Chief Executive Officer Member of the Board of Directors Previously President and CEO of PHH Mortgage EVP and Chief Financial Officer Chief Financial Officer - Fleet Management Neil Cashen 26 years President and Chief Executive Officer - Fleet Management Member of the Board of Directors George Kilroy 28 years President and Chief Executive Officer - PHH Mortgage Previously Senior Vice President of Risk Management and Capital Markets Joseph Suter 21 years Management interests aligned with those of shareholders

Outside Board Directors A.B. Krongard (Non-executive Chairman) James W. Brinkley Ann D. Logan Jonathan D. Mariner Francis J. Van Kirk (effective 7/1/05) Former Executive Director of the Central Intelligence Agency Former Chief Executive Officer of Alex. Brown Director of Legg Mason, Inc. Chairman of Legg Mason Wood Walker Chair of the Annual Fund at Bryn Mawr College Former Executive Vice President and Chief Credit Officer at Fannie Mae Executive Vice President and Chief Financial Officer of Major League Baseball Former Chief Operating Officer of Charter Schools U.S.A. Managing Partner of PriceWaterhouseCoopers' Philadelphia office (will retire before joining PHH Board) Director Current / Prior Experiences

Neil Cashen Chief Financial Officer

Key Drivers of Financial Performance Loan origination volume Production revenue margin Average servicing portfolio Servicing revenue margin Pretax margin Average leased vehicles Margin per vehicle Mortgage Services Fleet Management See "Glossary" herein for detailed information.

Mortgage Loan Originations and Pro Forma Production Revenue Margin 2001 2002 2003 2004E1 Mortgage Loan Originations 44.5 59.3 83.7 52.6 Production Revenue Margin 0.0155 0.016 0.0172 0.0131 ($ in billions) See "Glossary" herein for detailed information. 1 Represents estimate of 2004 full year results on a pro forma basis, which have been revised since Cendant's Investor Day Conference on December 1, 2004. Amounts are unaudited and subject to change.

Mortgage Servicing Portfolio and Pro Forma Servicing Revenue Margin 2001 2002 2003 2004E Average Mortgage Servicing Portfolio 88.9 105.8 122.9 137.9 Servicing Revenue Margin 0.0009 -0.0038 -0.0023 0.0007 1 0.09% See "Glossary" herein for detailed information. 1 Represents estimate of 2004 full year results on a pro forma basis, which have been revised since Cendant's Investor Day Conference on December 1, 2004. Amounts are unaudited and subject to change. ($ in billions)

"Natural" Hedge Lags Potential Servicing Margin Impact Unhedged Servicing Value -7.9 Next Quarter 6.7 Subsequent Quarter 15.8 Instantaneous 50 bps decrease Our analysis suggests that an instantaneous mortgage rate drop of 50 basis points would result in a loss in value of the mortgage servicing rights asset (MSR), net of associated hedges, but would result in additional origination profits in future periods if rates remain at lower level 1 1 Assumes mortgage rates decline on last day of a quarter and remains constant for next two quarters. ($ in millions)

MSR Hedged for Interest Rate Changes MSR Asset, gross Securities Hedge Portfolio MSR Asset, net -150 855598 992319 1847917 855598 992319 1847917 -125 948330 848482 1796812 948330 848482 1796812 -100 1063031 700491 1763522 1063031 700491 1763522 -75 1201083 547742 1748825 1201083 547742 1748825 -50 1352588 392749 1745337 1352588 392749 1745337 -25 1507168 240170 1747338 1507168 240170 1747338 0 1653270 99941 1753211 1653270 99941 1753211 25 1783205 -18568 1764637 1783205 -18568 1764637 50 1892969 -113070 1779899 1892969 -113070 1779899 75 1982696 -187830 1794867 1982696 -187830 1794867 100 2049269 -249382 1799888 2049269 -249382 1799888 125 2096563 -303775 1792788 2096563 -303775 1792788 150 2131256 -353473 1777783 2131256 -353473 1777783 Mortgage Rate Shock (in basis points) Declining Interest Rates Rising Interest Rates Note: As of December 27, 2004. ($ in billions)

Total Mortgage Revenue and Pretax Margin 2001 2002 2003 2004E1 Total Mortgage Revenue 764 553 1153 792 Pretax Margin 15.4 -17.5 17.9 8.3 Line 3 15.4 33.1 17.8 See "Glossary" herein for detailed information. 1 Represents estimate of 2004 full year results on a pro forma basis, which have been revised since Cendant's Investor Day Conference on December 1, 2004. Amounts are unaudited and subject to change. ($ in millions)

Leased Vehicles and Margin per Vehicle 2001 2002 2003 2004E1 Average Leased Units (000s) 316 318 316 317 Margin per Unit 212 220 237 240 See "Glossary" herein for detailed information. 1 Represents estimate of 2004 full year results on a pro forma basis, which have been revised since Cendant's Investor Day Conference on December 1, 2004. Amounts are unaudited and subject to change. Excludes 2004 acquisition of First Fleet.

Summary Pro Forma Financial Results 1 Fleet Management Services Mortgage Services 2001 1165 764 2002 1354 553 2003 1356 1153 2004E 1620 792 Fleet Management Services Mortgage Services Totals 2001 67 118 2002 70 -97 2003 75 206 2004E 84 66 2000 Revenue EBITDA Pretax Income after Minority Interest Fleet Management Services Mortgage Services Totals 2001 82 210 2002 79 -11 2003 86 317 2004E 97 118 Note: Excludes Corporate and Other. See Glossary herein for detailed information. 1 Represents estimate of 2004 full year results on a pro forma basis, which have been revised since Cendant's Investor Day Conference on December 1, 2004. Amounts are unaudited and subject to change. Fleet Management Mortgage Services ($ in millions)

2001 2002 2003 2004E1 Q3 YTD 2003 Q3 YTD 2004 Pro Forma Net Income (Loss) 158 -15 167 82 139 67 Pro Forma Net Income Without MSR Charge 160 Pro Forma EPS2 3 -0.29 3.17 1.56 2.64 1.27 Pro Forma Net Income and EPS 1 Represents estimate of 2004 full year results on a pro forma basis, which have been revised since Cendant's Investor Day Conference on December 1, 2004. Amounts are unaudited and subject to change. 2 EPS reflects the number of common shares expected upon completion of the spin-off; it does not include common stock equivalents. ($ in millions, except per share data)

Pro Forma Balance Sheet September 30, 2004 Assets Cash Restricted and program cash Receivables, net Mortgage loans held for sale Mortgage servicing rights, net Vehicle-related, net Income tax receivable from Cendant Property and equipment, net Goodwill and other intangible assets Other assets $ 211 540 329 2,150 1,653 3,684 226 101 118 458 Total assets Liabilities and stockholders' equity Debt Other liabilities Stockholders' equity Total liabilities and stockholders' equity Debt / Equity $9,470 $9,470 $6,610 1,402 1,458 4.5x Book Value per Share1 $27.74 1 Book value represents total stockholders' equity. ($ in millions, except per share data)

Our 2005 Forecast Assumptions Mortgage Services 10-year Treasury between 4.25% and 5.0% PHH origination volume declining less than 10% versus forecasted industry decline of approximately 17% Pretax margin low double-digits Fleet Management Leasing units modestly higher Margin per unit modestly lower

2005 Projections 1 Revenue Pretax income after minority interest Mortgage Services Fleet Management Services Total $2,450 - $2,600 $100 - $110 70 - 80 $170 - $190 1 Excludes first quarter 2005 items related to the spin-off, as described on page 40. Assumes the mortgage venture is operational as of mid-2005. ($ in millions, except per share data)

2005 Q1 Items Related to Spin-Off One-month of financial results for Wright Express and Cendant Mobility as discontinued operations Estimated $236 million write-off of goodwill Estimated $21 million (after-tax) premium to redeem $443 million of unsecured debt

Key Goals and Action Steps Higher Mortgage Origination Volume Shift to greater variable / performance-based compensation Increase closed loans per employee Key Goals Key Action Steps Complete MyChoice rollout Expand outsource pipeline Deploy technology at point-of-sale Increased Mortgage Profitability Establish dedicated sales force in National Fleet segment Expand marketing of truck fleet management capabilities Increased Fleet Leased Vehicles

Investment Highlights Focused outsourcing business model Complementary business segments Significant growth opportunities Proven credit underwriting and asset quality Experienced and motivated management team

Glossary

Summary of Terms Production revenue margin: Production revenue divided by mortgage loan originations Servicing revenue margin: Servicing revenue divided by average servicing portfolio Mortgage pretax margin: Mortgage pretax income less pretax minority interest expense divided by total mortgage revenue Margin per vehicle: Fleet management pretax income divided by total average leased vehicles EBITDA: Net income before non-program related depreciation and amortization, income taxes and minority interests

Reconciliation Pro Forma Revenue ($ in millions) Mortgage services $764 $553 $1,153 $792 Fleet management services 1,165 1,354 1,356 1,620 Total reportable segments 1,929 1,907 2,509 2,412 Corporate and other 85 (3) (4) (3) Total Company $2,014 $1,904 $2,505 $2,409 2001 2002 2003 2004E1 1 Represents estimate of 2004 full year results on a pro forma basis, which have been revised since Cendant's Investor Day Conference on December 1, 2004. Amounts are unaudited and subject to change.

Reconciliation Pro Forma EBITDA Mortgage services $210 $(11) $317 $118 Fleet management services 82 79 86 97 Total reportable segments 292 68 403 215 Corporate and other 82 2 (4) 3 Total Company $374 $70 $399 $218 2001 2002 2003 2004E1 1 Represents estimate of 2004 full year results on a pro forma basis, which have been revised since Cendant's Investor Day Conference on December 1, 2004. Amounts are unaudited and subject to change. ($ in millions)

Mortgage Services EBITDA $210 $(11) $317 $118 Less: Depreciation and amortization 29 23 27 32 Pretax income 181 (34) 290 86 Less: Pretax minority interest3 63 63 84 20 Pretax income after minority interest $118 $(97) $206 $66 Fleet Management EBITDA $82 $79 $86 $97 Less: Depreciation and amortization 15 9 11 13 Pretax income $67 $70 $75 $84 Corporate and other $82 $2 $(4) $3 Total Company Pretax income $330 $38 $361 $173 Total Company Pretax income after minority interest 267 (25) 277 153 Reconciliation Pro Forma Pretax Income after Minority Interest 1 2001 2002 2003 2004E2 1 Represents the measure we intend to use as a separately traded public company. 2 Represents estimate of 2004 full year results on a pro forma basis, which have been revised since Cendant's Investor Day Conference on December 1, 2004. Amounts are unaudited and subject to change. 3 Represents pretax minority interest expense related to the mortgage venture. ($ in millions)

Reconciliation Pro Forma Mortgage Revenue Margin Production revenue $688 $951 $1,440 $689 Originations 44,522 59,279 83,701 52,554 2001 2002 2003 2004E1 Production revenue margin 1.55% 1.60% 1.72% 1.31% Servicing revenue $76 $(398) $(287) $103 Average servicing portfolio 88,943 105,780 122,887 137,881 Total Mortgage revenue $764 $553 $1,153 $792 Servicing revenue margin 0.09% (0.38)% (0.23)% 0.07% ($ in millions) 1 Represents estimate of 2004 full year results on a pro forma basis, which have been revised since Cendant's Investor Day Conference on December 1, 2004. Amounts are unaudited and subject to change.

PHH

Reconciliation
2005 Projections

($ in millions, except per share data)

	Excluding Spin-off Related Items		Spin-Off Related Items [1]	Including Spin-off Related Items	
Revenue	$2,450	$2,600	$--	$2,450	$2,600
Mortgage EBITDA	$140	$145	$--	$140	$145
Less: Depreciation and amortization	30	25	--	30	25
Pretax income	110	120	--	110	120
Less: Pretax minority interest [2]	10	10	--	10	10
Pretax income after minority interest [3]	$100	$110	$--	$100	$110
Fleet Management EBITDA	$85	$90	$(236)	$(151)	$(146)
Less: Depreciation and amortization	15	10	--	15	10
Pretax income [3]	$70	$80	$(236)	$(166)	$(156)
Corporate and other	$--	$--	$(45)	$(45)	$(45)
Total Company Pretax income	$180	$200	$(281)	$(101)	$(81)
Total Company Pretax income after minority interest [3]	$170	$190	$(281)	$(111)	$(91)

[1] Represents $236 million of goodwill we expect to write-off upon completion of the spin-off and a $45 million ($21 million, after tax) premium we expect to pay in connection with the redemption of unsecured debt associated with the spin-off. These items have no continuing impact on our business or results of operations.
[2] Represents pretax minority interest expense related to the mortgage venture assuming that the venture is operational as of July 1, 2005.
[3] Represents the measure we intend to use as a separately traded public company.

49